REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS
AMERICAN INTERNATIONAL DAIRY HOLDINGS CO., INC.

We have audited the accompanying consolidated balance sheets of American International Dairy Holdings Co., Inc. and subsidiaries (the
“Company”) as of December 31, 2006 and 2005 and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required, nor have we been engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American International Dairy Holdings Co., Inc. and subsidiaries as of December 31, 2006 and 2005 and the results of their operations and cash flows for each of the two years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Oklahoma City, Oklahoma
June 4, 2007

American International Dairy Holdings Co., Inc. and Subsidiaries
Consolidated Balance Sheet
December 31, 2006 and 2005

	2006	2005
	(Restated)	(Restated)

ASSETS
Current Assets
Cash and cash equivalents	$641,164	$318,594
Trade accounts receivable	4,024,275	1,283,721
Advance to suppliers and other receivables	265,255	193,453
Inventories	1,522,481	691,167
Total current assets	6,453,175	2,486,935

Property and equipment, net	1,758,884	1,233,720

	$8,212,059	$3,720,655

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued expenses	$2,053,719	$648,034
Advances from employees	262,488	185,388
Taxes payable	193,077	87,349
Notes payable	—	117,139
Loan from shareholder	183,516	—
Total current liabilities	2,692,800	1,037,910

Stockholders' Equity
Common stock ($0.001 par value, 30,000,000 shares authorized, 20,416,658 issued and outstanding at December 31, 2006 and 2005, respectively)	20,417	20,417
Additional paid-in capital	999,464	999,464
Accumulated other comprehensive income	257,621	113,732
Retained earnings	4,241,757	1,549,132
Total stockholders' equity	5,519,259	2,682,745

	$8,212,059	$3,720,655

The accompanying notes are an integral part of these financial statements.

American International Dairy Holdings Co., Inc. and Subsidiaries
Consolidated Statements of Operations
For the Years Ended December 31, 2006 and 2005

	2006	2005
	(Restated)	(Restated)

Sales	$18,816,499	$7,905,630

Cost of Goods Sold	12,102,136	5,426,160

Gross Profit	6,714,363	2,479,470

Operating Expenses
Selling expenses	3,481,631	1,385,626
Administrative	458,870	246,726
Depreciation and amortization	37,915	22,712
Total operating expenses	3,978,416	1,655,064

Other Income (Expense)
Interest Income	678	88
Interest Expense	(4,651)	(23,675)
Total other income (expense)	(3,973)	(23,587)

Net Income Before Provision for Income Tax	2,731,974	800,819

Provision for Income Taxes
Current	39,349	77,669
Deferred	—	—
	39,349	77,669

Net Income	$2,692,625	$723,150

Basic and Diluted Earnings Per Share	$0.13	$0.04

Basic and Diluted Weighted Average Shares Outstanding	20,416,658	20,416,658

The Components of Other Comprehensive Income
Net Income	$2,692,625	$723,150
Foreign currency translation adjustment	143,889	113,732

Comprehensive Income	$2,836,514	$836,882

The accompanying notes are an integral part of these financial statements.

American International Dairy Holdings Co., Inc. and Subsidiaries
Consolidated Statements of Stockholders' Equity
For the Years Ended December 31, 2006 and 2005

	Common Stock				Accumulated
	Number		Additional	Retained	Other	Total
	of	Par	Paid-In	Earnings	Comprehensive	Stockholders'
	Shares	Value	Capital	(Deficit)	Income	Equity

Balance at December 31, 2004	20,416,658	$20,417	$999,464	$825,982	$—	$1,845,863

Foreign currency translation adjustment	—	—	—	—	113,732	113,732

Net income for the year ended
December 31, 2005	—	—	—	723,150	—	723,150

Balance at December 31, 2005	20,416,658	20,417	999,464	1,549,132	113,732	2,682,745

Foreign currency translation adjustment	—	—	—	—	143,889	143,889

Net income for the year ended
December 31, 2006	—	—	—	2,692,625	—	2,692,625

Balance at December 31, 2006	20,416,658	$20,417	$999,464	$4,241,757	$257,621	$5,519,259

The accompanying notes are an integral part of these financial statements.

American International Dairy Holdings Co., Inc. and Subsidiaries
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2006 and 2005

	2006	2005
Cash flows from operating activities
Net Income	$2,692,625	$723,150
Adjustments to reconcile net cash provided by
operating activities
Depreciation and amortization	163,447	111,256
Net change in assets and liabilities
Accounts receivable	(2,694,254)	(19,135)
Other receivables	(64,825)	(43,055)
Inventory	(806,386)	(99,981)
Accounts payable and accrued liabilities	1,382,312	(150,973)
Advances by employees	70,414	10,080
Taxes payable	102,578	19,558

Net cash provided by operating activities	845,911	550,900

Cash flows from investing activities
Purchases of fixed assets	(460,598)	(555,747)

Net cash (used in) investing activities	(460,598)	(555,747)

Cash flows from financing activities
Payments on notes payable	(121,364)	(67,748)

Net cash provided by financing activities	(121,364)	(67,748)

Effect of exchange rate	58,621	83,963

Net increase in cash	322,570	11,368

Cash and cash equivalents at beginning of year	318,594	307,226

Cash and cash equivalents at end of year	$641,164	$318,594

Supplemental disclosure of cash flow information

Interest paid	$4,651	$23,675
Enterprise incomes taxes paid	$—	$—

The accompanying notes are an integral part of these financial statements.

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

1.	Description of Business

Prior to October 9, 2007, the Company was a public shell company, that was organized pursuant to the laws of the State of Nevada, without material assets or activities.  On October 9, 2007, the Company completed a reverse merger, pursuant to which the Company’s wholly-owned subsidiary merged with and into a private company, American International Dairy Holding Co., Inc. (“AIDH”), with such private company being the surviving company and the Company’s name changed to Amnutria Dairy, Inc.  In connection with this reverse merger, the Company discontinued its former business and succeeded to the business of AIDH as its sole line of business.  For financial reporting purposes, AIDH, and not the Company, is considered the accounting acquirer.  Accordingly, the historical financial statements presented and the discussion of financial condition and results of operations herein are those of AIDH and do not include the Company’s historical financial results.

American International Dairy Holdings, Inc. , a Nevada corporation, was formed in 2005 for the purpose of acquiring the stock in Heilongjiang Xing An Ling Dairy, Co.  On May 30, 2005, AIDH, pursuant to the Share Transfer Agreement acquired Heilongjiang Xing An Ling Dairy Co. Limited, (XAL) a corporation formed on September 8, 2003 in Heilongjiang Providence, The People’s Republic of China.  This transaction was treated as a recapitalization of XAL for financial reporting purposes.  The effect of this recapitalization was rolled back to the inception of XAL for financial reporting purposes.

XAL is a dairy company engaged in manufacturing of milk powder, bean powder, bean milk powder and solid beverage and repackaging of rice powder.

Prior to September 23, 2006, XAL owned 57.69% of Heilongjiang Beian Nongken Changxing LvbaoDairy Limited Liability Company (“LvBao”) with the remaining balance being held by the Company’s sole shareholder.   On September 23, 2006, the remaining 42.31% ownership in LvBoa was transferred to XAL and was treated as an additional capital contribution.  The effect of this contribution by the sole shareholder was rolled back to September 8, 2003 for financial reporting purposes.  LvBao was formed on January 20, 2000 and is engaged in manufacturing and sales of dairy products.

2.	Basis of Preparation of Financial Statements

XAL and LvBao maintain their books and accounting records in Renminbi (“RMB”).

The financial statements have been prepared in order to present the consolidated financial position and consolidated results of operations in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and are expressed in terms of US dollars (see paragraph “Foreign Currency” below).

3.	Summary of Significant Accounting Policies

Principles of Consolidation - The consolidated financial statements include the accounts of the Company and its wholly and majority owned subsidiaries, XAL and LvBao.  All inter-company transactions and balances were eliminated.  Minority interest in the net assets and earnings or losses of LvBao are reflected in the caption “Minority interest” in the Company’s Consolidated Balance Sheet and Statements of Operations.

Use of estimates - The preparation of these financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affected the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of net sales and expenses during the reported periods.

Significant estimates included values and lives assigned to acquired intangible assets, reserves for customer returns and allowances, uncollectible accounts receivable, slow moving, obsolete and/or damaged inventory and stock warrant valuation. Actual results may differ from these estimates.

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

3.	Summary of Significant Accounting Policies (Continued)

Cash and cash equivalents - The Company considers all highly liquid debt instruments purchased with maturity period of three months or less to be cash equivalents.  The carrying amounts reported in the accompanying consolidated balance sheet for cash and cash equivalents approximate their fair value.  Substantially all of the Company’s cash is held in bank accounts in The Peoples Republic of China and is not protected by FDIC insurance or any other similar insurance.

Inventory - Inventory is stated at the lower of cost or market. Cost is determined using the weighted average method.  Market value represents the estimated selling price in the ordinary course of business less the estimated costs necessary to complete the sale.

The cost of inventories comprises all costs of purchases, costs of conversion and other costs incurred in bringing the inventories to their present location and condition.  The costs of conversion of inventories include fixed and variable production overheads, taking into account the stage of completion.

Accounts receivable - The Company use the allowance method to account for uncollectible accounts receivable.  As of December 31, 2006 and 2005 all accounts receivable were considered collectible and these was no allowance for bad debts.

Property and equipment - Property and equipment is stated at the historical cost, less accumulated depreciation. Land use rights are being amortized to expense on a straight line basis over the life of the rights.  Depreciation on property, plant and equipment is provided using the straight-line method over the estimated useful lives of the assets after taking into account a 5% residual value for both financial and income tax reporting purposes as follows:

Land use rights	50 years
Buildings	10-30 years
Communication Equipment, Plant and Machineries	10 years
Motor vehicles	10 years
Bio-assets	5 years
Furniture, Fixtures, and Equipment	5-10 years

Expenditures for renewals and betterments were capitalized while repairs and maintenance costs are normally charged to the statement of operations in the year in which they are incurred.  In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the asset, the expenditure is capitalized as an additional cost of the asset.

Upon sale or disposal of an asset, the historical cost and related accumulated depreciation or amortization of such asset were removed from their respective accounts and any gain or loss is recorded in the Statements of Operations.

The Company reviews the carrying value of property, plant, and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition.  In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets.  The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors.  Based on this assessment there was no impairment at December 31, 2006

Intangible Assets - Intangible assets consist of land use rights acquired by the Company and are amortized over the lives of the rights agreements, which is fifty years.  The Company evaluates the carrying value of intangible assets during the fourth quarter of each year and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the intangible asset below its carrying amount.  There were no impairments recorded during the year ended December 31, 2006.

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

3.	Summary of Significant Accounting Policies (Continued)

Foreign Currency - The Company’s principal country of operations is in The People’s Republic of China.  The financial position and results of operations of the Company are determined using the local currency (“Renminbi” or “Yuan”) as the functional currency.  The results of operations denominated in foreign currency are translated at the average rate of exchange during the reporting period.

Assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the market rate of exchange ruling at that date.  The registered equity capital denominated in the functional currency is translated at the historical rate of exchange at the time of capital contribution.  All translation adjustments resulting from the translation of the financial statements into the reporting currency (“US Dollars”) are dealt with as a separate component within shareholders’ equity.  As of December 31, 2006 and 2005, the cumulative effects of this timing difference of $257,621 and 113,732 are reflected in accumulated other comprehensive income.

As of December 31, 2006 and 2005 the exchange rate was 7.8175 Yuan and 8.11 Yuan per U.S. Dollar.

Income recognition - Revenue is recognized in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition, which states that revenue should be recognized when the following criteria are met: (1) persuasive evidence of an arrangement exists; (2) the service has been rendered; (3) the selling price is fixed or determinable; and (4) collection of the resulting receivable is reasonably assured.

Interest income is recognized when earned, taking into account the average principal amounts outstanding and the interest rates applicable

Advertising - The Company expensed advertising costs the first time the respective advertising took place.  These costs were included in selling, general and administrative expenses.  The total advertising expenses incurred for years ended December 31, 2006 and 2005 were $996,812 and $242,252, respectively.

Product display fees - The Company has entered into a number of agreements with the resellers of its products, whereby the Company pays the reseller an agreed upon amount to display its products.  As prescribed by the Emerging Issues Task Force Issue 01-09: Accounting for Consideration Given by a Vendor to a Customer, the Company has reduced sales by the amounts paid under these agreements.  For the year ended December 31, 2006 these totaled $284,709.  The Company did not pay any display fees during the fiscal year ended December 31, 2005.

Shipping and handling costs - The Company's shipping and handling costs are included in cost of sales for all periods presented.

Earnings per share - Basic net earnings (loss) per common share is computed by dividing net earnings (loss) applicable to common shareholders by the weighted-average number of common shares outstanding during the period.  Diluted net earnings (loss) per common share is determined using the weighted-average number of common share shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options.  In periods where losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.  As of December 31, 2006 and 2005 the Company had no common stock equivalents outstanding.

Taxation - Taxation on profits earned in the PRC has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the PRC in the Company operates after taking into effect the benefits from any special tax credits or “tax holidays” allowed in the country of operations.

The Company does not accrue United States income tax on unremitted earnings from foreign operations as it is the Company’s intention to invest these earnings in the foreign operations indefinitely.

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

3.	Summary of Significant Accounting Policies (Continued)

Enterprise income tax

Under the Provisional Regulations of The People’s Republic of China Concerning Income Tax on Enterprises promulgated by the State Council which came into effect on January 1, 1994, income tax is payable by a Wholly Foreign Owned Enterprises at a rate of 15% of their taxable income.  Preferential tax treatment may, however, be granted pursuant to any law or regulations from time to time promulgated by the State Council.  XAL enjoyed a 100% exemption from enterprise income taxes starting on January 10, 2006 do it is classification as a “Wholly Foreign Owned Enterprise”.  On March 16, 2007, The People’s Republic of China enacted a new Enterprise Income Tax Law, for the purpose of unifying the tax treatment of domestic and foreign enterprises.  This new law eliminates the preferential tax treatment for new Wholly Foreign Owned Enterprises but allows previously granted exemptions to say in place through 2012 with the exception that the statutory tax rate will increase by 2% per year from 15% in 2006 to 25% by 2012.  This exemption will end on January 10, 2008, at which time XAL will qualify under the current tax structure for a 50% reductions in the statutory enterprise income tax rates for an additional three years.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis.  Deferred tax assets, including tax loss and credit carry forwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities.  The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

A provision has not been made at December 31, 2006 for U.S. or additional foreign withholding taxes on approximately $4,258,000 of undistributed earnings of foreign subsidiaries because it is the present intention of management to reinvest the undistributed earnings indefinitely in foreign operations.  Generally, such earnings become subject to U.S. tax upon the remittance of dividends and under certain other circumstances.  It is not practicable to estimate the amount of deferred tax liability on such undistributed earnings.

Value added tax

The Provisional Regulations of The People’s Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994.  Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

Value added tax payable in The People’s Republic of China is charged on an aggregated basis at a rate of 13% or 17% (depending on the type of goods involved) on the full price collected for the goods sold or, in the case of taxable services provided, at a rate of 17% on the charges for the taxable services provided, but excluding, in respect of both goods and services, any amount paid in respect of value added tax included in the price or charges, and less any deductible value added tax already paid by the taxpayer on purchases of goods and services in the same financial year.

Contingent liabilities and contingent assets - A contingent liability is a possible obligation that arises from past events and whose existence will only be confirmed by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Company.  It can also be a present obligation arising from past events that is not recognized because it is not probable that outflow of economic resources will be required or the amount of obligation cannot be measured reliably.

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

3.	Summary of Significant Accounting Policies (Continued)

A contingent liability is not recognized but is disclosed in the notes to the financial statements.  When a change in the probability of an outflow occurs so that outflow is probable, they will then be recognized as a provision.

A contingent asset is a possible asset that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain events not wholly within the control of the Company.

Contingent assets are not recognized but are disclosed in the notes to the financial statements when an inflow of economic benefits is probable.  When inflow is virtually certain, an asset is recognized.

Related companies - A related company is a company in which a director or an officer has beneficial interests in and in which the Company has significant influence.

Retirement benefit costs - According to The People’s Republic of China regulations on pensions, the Company contributes to a defined contribution retirement program organized by the municipal government in the province in which the Company was registered and all qualified employees are eligible to participate in the program. Contributions to the program are calculated at 22% of the employees’ salaries above a fixed threshold amount and the employees contribute 2% to 8% while the Company contributes the balance contribution of 21.5% to 15.5%.  The Company has no other material obligation for the payment of retirement benefits beyond the annual contributions under this program

Fair value of financial instruments - The carrying amounts of certain financial instruments, including cash, accounts receivable, commercial notes receivable, other receivables, accounts payable, commercial notes payable, accrued expenses, and other payables approximate their fair values as of December 31, 2006 because of the relatively short-term maturity of these instruments.

Recent accounting pronouncements - In December 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 123(R), Share-Based Payment. SFAS 123(R) replaces SFAS No. 123, Accounting for Stock-Based Compensation, and supersedes Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees.  Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standard No. 123(R), Share-Based Payment, (“SFAS No. 123(R)”), using the modified prospective transition method. SFAS No. 123(R) requires equity-classified share-based payments to employees, including grants of employee stock options, to be valued at fair value on the date of grant and to be expensed over the applicable vesting period.  Under the modified prospective transition method, share-based awards granted or modified on or after January 1, 2006, are recognized in compensation expense over the applicable vesting period.  Also, any previously granted awards that are not fully vested as of January 1, 2006 are recognized as compensation expense over the remaining vesting period. No retroactive or cumulative effect adjustments were required upon the Company’s adoption of SFAS No. 123(R) as the Company had not outstanding share awards as of the date of adoption and has not issued any share based awards during 2006.

In July 2006, the FASB released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes-an Interpretation of FASB Statement 109, Accounting for Income Taxes (“FIN 48”). FIN 48 prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return.  FIN 48 is effective as of the beginning of fiscal years that start after December 15, 2006.  The Company does not expect its implementation to be material to its financial statements.

In September 2006, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin No. 108 (“SAB 108”).  Due to diversity in practice among registrants, SAB 108 expresses SEC staff views regarding the process by which misstatements in financial statements are evaluated for purposes of determining whether financial statement restatement is necessary.  SAB 108 is effective for fiscal years ending after November 15, 2006, and early application is encouraged. The adoption of SAB 108 had no impact on the Company’s results from operations or financial position.

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

3.	Summary of Significant Accounting Policies (Continued)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”).  SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements.  This statement does not require any new fair value measurements; rather, it applies under other accounting pronouncements that require or permit fair value measurements.  The provisions of this statement are to be applied prospectively as of the beginning of the fiscal year in which this statement is initially applied, with any transition adjustment recognized as a cumulative-effect adjustment to the opening balance of retained earnings.  The provisions of SFAS 157 are effective for the fiscal years beginning after November 15, 2007.  Therefore, we anticipate adopting this standard as of January 1, 2008.  Management has not determined the effect, if any, the adoption of this statement will have on our financial condition or results of operations.

In September 2006, the FASB issued Statement No. 158,“Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS No. 158”), an amendment of FASB Statements No. 87, 88, 106 and 132(R). SFAS No. 158 requires (a) recognition of the funded status (measured as the difference between the fair value of the plan assets and the benefit obligation) of a benefit plan as an asset or liability in the employer’s statement of financial position, (b) measurement of the funded status as of the employer’s fiscal year-end with limited exceptions, and (c) recognition of changes in the funded status in the year in which the changes occur through comprehensive income.  The requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after December 15, 2006.  The requirement to measure the plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008.  This Statement has no current applicability to the Company’s financial statements.  Management plans to adopt this Statement on December 31, 2006 and it is anticipated the adoption of SFAS No. 158 will not have a material impact to the Company’s financial position, results of operations, or cash flows.

In February 2007, the FASB issued Statement No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159).  This statement permits companies to choose to measure many financial assets and liabilities at fair value.  Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings.  SFAS 159 is effective for fiscal years beginning after November 15, 2007.  The Company is currently assessing the impact of SFAS 159 on its consolidated financial statements.

4.	Concentrations of Business and Credit Risk

Substantially all of the Company’s bank accounts are in banks located in the PRC and are not covered by any type of protection similar to that provided by the FDIC on funds held in U.S banks.

The Company is operating in China, which may give rise to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between U.S. dollars and the Chinese currency RMB.

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash and trade receivables, the balances of which are stated on the balance sheet.  The Company places its cash in high credit quality financial institutions.  Concentration of credit risk with respect to trade receivables is limited due to the Company's large number of diverse customers in different locations in China.  The Company does not require collateral or other security to support financial instruments subject to credit risk.

For the years ended December 31, 2006 and 2005, no single customer accounted for 10% or more of sales revenues.

As of December 31, 2006 the Company had no insurance coverage of any kind. Accrual for losses is not recognized until such time as an uninsured loss has occurred.

Payments of dividends may be subject to some restrictions and the following are condensed parent company only financial statements for period ended December 31, 2006.

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

4.	Concentrations of Business and Credit Risk (Continued)

AMERICAN INTERNATIONAL DAIRY HOLDINGS CO., INC.
CONDENSED PARENT COMPANY ONLY BALANCE SHEETS
AS OF DECEMBER 31, 2006

Current assets:
Cash	$—

Total current assets	—

Investment in subsidiaries, reported on equity method	5,519,259

Total assets	$5,519,259

Current liabilities:
Accounts payable and accrued expenses	$—

Total current liabilities	—

Stockholders' equity:

Common stock, $.001 par value; 100,000,000 shares authorized; 20,416,658 shares issued and outstanding December 31, 2006	20,417
Additional paid-in capital	999,464
Retained earnings	4,241,757
Accumulated other comprehensive income	257,621
Total stockholders' equity	5,519,259
Total liabilities and stockholders' equity	$5,519,259

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

4.	Concentrations of Business and Credit Risk (Continued)

AMERICAN INTERNATIONAL DAIRY HOLDINGS CO., INC.
CONDENSED PARENT COMPANY ONLY INCOME STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

SALES	$—
OPERATING AND ADMINISTRATIVE EXPENSES:
General and administrative expenses	—

Income from operations	—

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated subsidiaries	2,692,625

INCOME BEFORE INCOME TAXES	2,692,625

(PROVISION FOR) BENEFIT FROM INCOME TAXES	—

NET INCOME	$2,692,625

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

4.	Concentrations of Business and Credit Risk (Continued)

AMERICAN INTERNATIONAL DAIRY HOLDINGS CO., INC.
CONDENSED PARENT COMPANY ONLY STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,692,625
Adjustments to reconcile net income to operating activities -
Less : Equity in earnings of unconsolidated	—
subsidiaries	(2,692,625)
Net cash (used in) operating activities	(2,692,625)

CASH FLOWS FROM INVESTING ACTIVITIES:

CASH FLOWS FROM FINANCING ACTIVITIES:

Effect of exchange rate change on cash and cash equivalents	—

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS	—

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$—

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest paid	$—
Income taxes paid	$—

AMERICAN INTERNATIONAL DAIRY HOLDINGS CO., INC.
NOTES TO CONDENSED PARENT COMPANY ONLY FINANCIAL STATEMENTS

Note 1 - These condensed parent company only financial statements should be read in connection with the consolidated financial statements and notes thereto.

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

5.	Cash and Cash Equivalents

As of December 31, 2006 and 2005, cash and cash equivalents consist of the following:

	2006	2005
Cash on hand	$184	$1,793
Cash in banks	640,980	316,802
	$641,164	$318,595

6.	Inventory

As of December 31, 2006 and 2005 inventory consisted of the following:

	2006	2005
Raw materials	$1,096,132	$398,578
Work in process	414,190	237,339
Finished goods	4,245	43,342
Repair parts	7,914	11,908
	$1,522,481	$691,167

7.	Property and Equipment

As of December 31, 2006, property and equipment consist of the following:

	2006	2005
Land us rights	$61,263	$—
Building	392,826	339,702
Plant and Machinery	1,340,480	1,058,928
Motor vehicles	392,618	271,109
Biology assets and animals	180,143	—
Office equipment	34,114	11,112
	2,401,444	1,680,851
Less: Accumulated depreciation	(642,560)	(447,131)
	$1,758,884	$1,233,720

For the years ended December 31, 2006 and 2005 depreciation expenses totaled $163,447 and $111,256 respectively of which $125,532 and $88,544 respectively were included as a component of cost of goods sold.

8.	Notes Payable

	December 31, 2006	June 30, 2006
Bank loan dated June 1, 2005, due June 2, 2006 with a interest rate of 9.333%	$—	$61,652
Bank loan dated September 1, 2005, due June 1, 2006 with a interest rate of 9.333%	—	55,487
	$—	$117,139

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

9.	Income Taxes

On May 30, 2005, American International Dairy Holdings, Inc. executed a Share Transfer Agreement with Heilongjiang Xing An Ling Dairy Co., Ltd., a corporation organized and existing under the laws of People’s Republic of China.  XAL applied to be as a foreign invested company right after the share transfer, which business license has been approved as a foreign invested company on January 10, 2006.  According to Chinese taxation policy, there is income tax exemption for 2 years and half for 3 years suitable to foreign invested company, advanced technology company or software development company.  XAL is a company under the first category. Therefore, the Company enjoys this income tax exemption policy from January 10, 2006, the date approval as a foreign invested company.  The Company received a 100% tax holiday as of January 10, 2006.  On January 10, 2008 the Company’s tax exemption will be reduced to 50% of the prevailing tax rate and will continue at this reduced rate for three additional years.

A reconciliation of the provision for income taxes with amounts determined by the U.S. federal income tax rate to income before income taxes is as follows.

	Year Ended December 31,
	2006	2005
Computed tax at the federal statutory rate of 34%	$928,871	$272,279
Less adjustment to EIT statutory rate of 15%	(519,075)	(152,156)

Benefit of tax holiday	(479,726)	42,454

Income tax expense per books	$39,349	$77,669

The tax holiday resulted in tax savings as follows:

	Year Ended December 31,
	2006	2005

Tax savings	$479,726	$152,156

Benefit per share
Basic	$.02	$.01
Diluted	$.02	$.01

There were no significant timing differences between financial and enterprise income tax report at December 31, 2006 or 2005.

10.	Employee Retirement Benefits and Post Retirement Benefits

According to the Heilongjiang Provincial regulations on state pension program, both employees and employers have to contribute toward pensions. The pension contributions range from 8% that was contributed by individuals (employees) and the Company is required to make contributions to the state retirement plan based on 22% of the employees’ monthly basic salaries.  Employees in the PRC are entitled to retirement benefits calculated with reference to their basic salaries on retirement and their length of service in accordance with a government managed benefits plan.  The PRC government is responsible for the benefit liability to these retired employees.  During the years ended December 31, 2006 and 2005, the Company contributed $75,126 and $55,716 in pension contributions.

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

11.	Loans from Shareholder

On May 28, 2006 the Company purchased machinery, facilities, housing and 100 cows from a shareholder of the Company for a note of $183,516, which approximated his cost in these assets.  The note does not bear interest and is due on demand.

12.	Commitments and Contingencies

No government approvals are required to conduct the Company’s principal operations, and the Company is not aware of any probable governmental regulation of our business sectors in the near future.  Although management believes that the Company is in material compliance with the statutes, laws, rules and regulations of every jurisdiction in which it operates, no assurance can be given that the Company’s compliance with the applicable statutes, laws, rules and regulations will not be challenged by governing authorities or private parties, or that such challenges will not lead to a material adverse effect on the Company’s financial position, results of operations or cash flows.

The Company and its subsidiaries are self-insured, and they do not carry any property insurance, general liability insurance, or any other insurance that covers the risks of their business operations.  As a result any material loss or damage to its properties or other assets, or personal injuries arising from its business operations would have a material adverse affect on the Company’s financial condition and operations.

The Company is not involved in any legal matters arising in the normal course of business.  While incapable of estimation, in the opinion of the management, the individual regulatory and legal matters in which it might involve in the future are not expected to have a material adverse effect on the Company’s financial position, results of operations or cash flows.

13.	Operating Leases

The company leases various distribution facilities.  All leases are on an annual basis and commence on January 1, of each year.  For the years ended December 31, 2006 and 2005, the Company incurred rental expense of $78,945 and $64,627,respectively.  As of December 31, 2006, the Company had outstanding lease commitments totaling $78,945, all of which were due within the next year.

14.	Subsequent events

Merger

On October 9, 2007, the Company, entered into an Agreement and Plan of Reorganization and Merger (the “Merger Agreement”) with AIDH Acquisition, Inc., a newly formed, wholly-owned Nevada subsidiary of the Company (“Acquisition Sub”), Tryant, and American International Holding Co., Inc., a privately-held Nevada corporation (“AIDH”).  Upon consummation of the merger transaction contemplated under the Merger Agreement (the “Merger”), among other things:

•	Acquisition Sub merged with and into AIDH, and AIDH, as the surviving corporation, became a wholly-owned subsidiary of the Company;

•
each share of AIDH’s capital stock issued and outstanding immediately prior to the closing of the Merger was converted into the right to receive 1.020833 shares of the Company’s Common Stock (an aggregate of 24,305,546 shares of the Company’s Common Stock were issued to the holders of AIDH’s capital stock);

•	AIDH’s officers and directors replaced the Company’s officers and directors as officers and directors for the Company; and

•	the Company succeeded to the business of AIDH as its sole line of business.

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

14.	Subsequent events (Continued)

Private Offerings

On October 9, 2007 (the “Closing Date”), the Company entered into a Securities Purchase Agreement with an accredited investor (the “First Investor”), pursuant to which the Company sold the First Investor 1,333,333 units of securities of the Company, consisting of: (i) 1,333,333 shares of Common Stock, (ii) three-year warrants to purchase 266,667 additional shares of Common Stock, at an exercise price of $0.94 per share, and (iii) two-year warrants to purchase 1,333,333 additional shares of Common Stock, at an exercise price of $1.50 per share (collectively (ii) and (iii), the “First Investor Warrants”), for an aggregate purchase price of $1,000,000 (the “First Offering”).

In addition, on the Closing Date, the Company entered into a Securities Purchase Agreement with certain additional accredited investors (the “Initial Purchasers”), for the purchase and sale, in one or more closings to occur on or prior to October 31, 2007 (each, a “Closing”), of units of securities of the Company aggregating a minimum of $3,000,000 and a maximum of $8,000,000 (the “Units”), each Unit to consist of: (i) one (1) share of the Company’s Common Stock; (ii) a warrant to purchase that number of shares of the Company’s Common Stock equal to twenty (20%) percent of the principal dollar amount of the Units purchased, divided by the Unit Purchase Price (rounded to the nearest whole share); and (iii) a warrant to purchase that number of shares of the Company’s Common Stock equal to one hundred (100%) percent of the principal dollar amount of the Units purchased, divided by the Unit Purchase Price (rounded to the nearest whole share), for a purchase price of $1.63 per Unit.

As of the Closing Date, the Company sold an aggregate of 2,061,227 Units to the Initial Purchasers, consisting of (i) 2,061,227 shares of Common Stock, (ii) three-year warrants to purchase 412,245 additional shares of Common Stock, at an exercise price of $2.04 per share (the “Class A Warrants”), and (iii) two-year warrants to purchase 2,061,227 additional shares of Common Stock, at an exercise price of $3.26 per share (the “Class B Warrants”), for an aggregate purchase price of $3,359,800 (the “Initial Placement”).

On October 19, 2007 (the “Additional Closing Date”), the Company entered into Purchase Agreements with certain additional accredited investors (the “Additional Purchasers”), pursuant to which it sold to the Additional Purchasers 2,846,746 Units, consisting of (i) 2,846,746 shares of Common Stock, (ii) 569,346 additional Class A Warrants, and (iii) 2,846,746 additional Class B Warrants, for an aggregate purchase price of $4,640,200 (the “Additional Placement,” and together with the Initial Placement, the “Second Offering”).

As of the Closing Date and the Additional Closing Date, the Company entered into Registration Rights Agreements (each, a “Registration Rights Agreement,” and collectively the “Registration Rights Agreements”) with the Investor, the Initial Purchasers and the Additional Purchasers (collectively, the “Investors”), pursuant to which it agreed that within thirty (30) business days of the Closing Date (the “Filing Date”), the Company will file a registration statement with the Securities and Exchange Commission (the “Commission”) (the “Registration Statement”) covering the resale of (i) the shares of Common Stock purchased in the First Offering and Second Offering (collectively, the “Offerings”) (the “Purchased Shares”), (ii) the Common Stock issuable upon exercise of the First Investor Warrants, (iii) the Common Stock issuable upon exercise of the Class A Warrants, and (iv) the Common Stock issuable upon the exercise of the Class B Warrants (collectively (i), (ii), (iii) and (iv), the “Registrable Securities”). Further, the Company agreed to use its best efforts to (i) cause the Registration Statement to be declared effective within ninety (90) calendar days from the Filing Date, or, if reviewed by the Commission, within one hundred eighty (180) calendar days after the Filing Date, and (ii) keep the Registration Statement continuously effective until two (2) years after the Closing Date, subject to normal and customary blackout periods.

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

14.	Subsequent events (Continued)

Pursuant to the Registration Rights Agreements, the Company will be required to pay liquidated damages (payable in cash in arrears at the end of each month during which a registration default occurs and is continuing) to the holders of the Purchased Shares, the First Investor Warrants, the Class A Warrants, the Class B Warrants, or the Common Stock issued upon exercise of the First Investor Warrants, Class A Warrants and Class B Warrant (collectively, the “Securities”) if (i) the Company fails to file the Registration Statement within thirty (30) business days from the Closing Date, (ii) the Commission does not declare the Registration Statement effective within ninety (90) days of the Filing Date (or one hundred eighty (180) days in the event of a review by the Commission) (the “Effectiveness Date”), (iii) the Company fails to request acceleration of effectiveness within five (5) business days of a notice of no further review from the Commission, (iv) the Company fails to respond to the Commission within ten (10) business days of receipt by the Company of any comments on the Registration Statement, or (v) after it has been declared effective, the Registration Statement ceases to be effective or available or if the Company suspends the use of the prospectus forming a part of the Registration Statement (A) for more than thirty (30) days in any period of 365 consecutive days if the Company suspends in reliance on its ability to do so due to the existence of a development that, in the good faith discretion of its board of directors, makes it appropriate to so suspend or which renders the Company unable to comply with SEC requirements, or (B) for more than sixty (60) days in any period of 365 consecutive days for any reason.  The liquidated damages will accumulate at the rate of one and one-half percent (1.5%) of the purchase price paid by the Investors for the Securities offered for each thirty (30) day period during which a registration default is continuing.

Notwithstanding anything to the contrary stated in the Registration Rights Agreements, the Company shall be entitled to limit the Registrable Securities to the extent necessary to avoid any issues arising from the recent interpretations by the SEC of Rule 415 of the Securities Act of 1933, as amended.

As of September 24, 2007, the Company entered into a Placement Agent Agreement with Legend Merchant Group, Inc. (“Legend”), pursuant to which Legend will be paid at each Closing of the Second Offering a fee of eight percent (8%) (the “Legend Placement Fee”) of the aggregate subscription price of the Units to be closed thereupon that are purchased by investors introduced to the Company by Legend (the “Legend Investors”).  Legend shall also receive three-year warrants (the “Legend Warrants”) to purchase shares of Common Stock of the Company in an amount equal to eight percent (8%) of the aggregate purchase price paid by the Legend Investors in connection with the Second Offering, divided by $1.63.  The Company has granted “piggyback registration rights” to Legend, with respect to shares of Common Stock underlying the Legend Warrants.  Neither the amount of the Legend Placement Fee to be paid, nor the number of Legend Warrants to be issued, can be determined until the final Closing of the Second Offering.

As of September 27, 2007, the Company entered into a Placement Agent Agreement with WestPark Capital, Inc. (“WestPark”), pursuant to which WestPark will be paid at each Closing of the Second Offering a fee of eight percent (8%) (the “WestPark Placement Fee”) of the aggregate subscription price of the Units to be closed thereupon that are purchased by investors introduced to the Company by WestPark (the “WestPark Investors”).  WestPark shall also receive three (3) year warrants (the “WestPark Warrants”) to purchase shares of Common Stock of the Company in an amount equal to eight percent (8%) of the aggregate purchase price paid by the WestPark Investors in connection with the Second Offering, divided by $1.63.  The Company has granted “piggyback registration rights” to WestPark, with respect to shares of Common Stock underlying the WestPark Warrants. Neither the amount of the WestPark Placement Fee to be paid, nor the number of WestPark Warrants to be issued, can be determined until the final Closing of the Second Offering.

As of October 9, 2007, the Company entered into a Finder’s Fee Agreement with WestPark, pursuant to which WestPark will be paid a fee of eight percent (8%) (the “WestPark Finder’s Fee”) on $480,000 in funds received by the Company from investors WestPark referred to the Company prior to September 27, 2007.  WestPark shall also receive three (3) year warrants (the “WestPark Additional Warrants”) to purchase shares of Common Stock of the Company in an amount equal to eight percent (8%) of the aggregate purchase price paid by the WestPark Investors in connection with the Second Offering, divided by $1.63.  The Company has granted “piggyback registration rights” to WestPark, with respect to shares of Common Stock underlying the WestPark Additional Warrants. Neither the amount of the WestPark Placement Fee to be paid, nor the number of WestPark Additional Warrants to be issued, can be determined until the final Closing of the Second Offering.

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

14.	Subsequent events (Continued)

As of October 9, 2007, the Company entered into an oral agreement with John Winfield, pursuant to which Mr. Winfield will be paid a finder’s fee of eight percent (8%) (the “Winfield Finder’s Fee”) of the aggregate subscription price of the Units that are purchased by investors introduced to the Company by Mr. Winfield (the “Winfield Investors”).  Mr. Winfield shall also receive three (3) year warrants (the “Winfield Finder Warrants”) to purchase shares of Common Stock of the Company in an amount equal to eight percent (8%) of the aggregate purchase price paid by the Winfield Investors in connection with the Second Offering, divided by $1.63.  The Company has granted “piggyback registration rights” to Mr. Winfield, with respect to shares of Common Stock underlying the Winfield Finder Warrants.  Neither the amount of the Winfield Finder’s Fee to be paid, nor the number of Winfield Placement Warrants to be issued, can be determined until the final Closing of the Second Offering.

Share Repurchase

On October 9, 2007, the Company entered into a Share Repurchase Agreement with a shareholder (the “Share Repurchase Agreement”), pursuant to which the Company repurchased 1,944,444 shares of its issued and outstanding Common Stock from such shareholder for an aggregate purchase price of $3,169,444 (the “Repurchase Transaction”).  The repurchased shares have been returned to treasury stock.

At the time of the Repurchase Transaction, the Company entered into Put/Call Agreements with two (2) of its shareholders (the “Put/Call Shareholders”), pursuant to which the Put/Call Shareholders granted the Company an option to repurchase an aggregate of 1,944,444 shares (the “Put/Call Shares”) from the Put/Call Shareholders (the “Call Option”), for an exercise price of $1.63 per share (the “Call Option Price”), if the following conditions have been met (the “Call Option Conditions”):

•
Either (i) a registration statement (“Registration Statement”) covering the resale of the Put/Call Shares has been declared effective by the Commission, and has been kept continuously effective by the Company, or (B) all of the Put/Call Shares are available for sale without registration pursuant to Rule 144(k); and

•
The closing price of a share of Common Stock of the Company as traded on the Over-the-Counter Bulletin Board (or such other exchange or stock market on which the Common Stock may then be listed or quoted) equals or exceeds $4.08 (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock occurring after the date hereof) for at least ten (10) consecutive trading days immediately preceding the date that the Call Option Exercise Notice is given by the Company.

The Company may only exercise its Call Option by delivering a written notice (a “Call Option Exercise Notice”) to the Put/Call Shareholders within thirty (30) days of such time as all of the Call Option Conditions have been met. The Call Option may be exercised for all, but not less than all, of the Put/Call Shares.  The repurchase shall be consummated within ninety (90) days following the date of the Call Option Exercise Notice.

In addition, the Put/Call Shareholders shall have the right to cause the Company to repurchase the Put/Call Shares from the Put/Call Shareholders (the “Put Right”), for a price of $1.63 per share (the “Put Purchase Price”), if:

•	the Company fails to exercise its Call Option within ten (10) days of a date on which all of the Call Option Conditions have been met; or

•	the Company consummates a private offering of not less than $5,000,000 of its securities (a “Qualified Offering”); or

•
the Company fails to (i) file the Registration Statement within thirty (30) business days of the Closing Date (the “Filing Date”), (B) have the Registration Statement declared effective within ninety (90) calendar days from the Filing Date, or, if reviewed by the Commission, within one hundred eighty (180) calendar days after the Filing Date, or (C) keep the Registration Statement continuously effective until all of the Shares are available for sale without registration pursuant to Rule 144(k); or

•	the Company fails to consummate a Qualified Offering within two (2) years of the date hereof (each of the aforementioned conditions, a “Put Right Trigger”).

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

14.	Subsequent events (Continued)

The Put/Call Shareholders shall exercise their Put Right by giving written notice (“Put Exercise Notice”) of their exercise of the Put Right to the Company within thirty (30) days of a Put Right Trigger.  The Put/Call Shareholders may only exercise their Put Right as to all, but not less than all, of the Put/Call Shares.  Upon exercise of the Put Right by the Shareholder, the repurchase of the Put/Call Shares by the Company shall be consummated within ninety (90) days following the date of the Put Exercise Notice.

Name and Symbol Change

On October 9, 2007, the Company’s Board of Directors approved the amendment of its Articles of Incorporation in order to change the Company’s name from “Micro-Tech Identification Systems, Inc.” to “Amnutria Dairy Inc.” Article XIV of the Company’s Articles of Incorporation, as amended, provides that the Board of Directors shall have the right to change the name of the Company without shareholder approval to a name that reflects the industry of business in which the Company’s business operations are conducted.  Therefore, the Company did not obtain shareholder consent for the Name Change.  On October 9, 2007, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada.

In connection with the Name Change, the Company was issued a new trading symbol of “AUDY.OB” for quotation on the OTC Bulletin Board of the Financial Industry Regulatory Authority (FINRA).

Change of Fiscal Year

On October 9, 2007, the Company’s Board of Directors approved a change in the Company’s fiscal year from a fiscal year ending March 31 to a fiscal year ending on December 31.  The change in the Company’s fiscal year took effect as of October 9, 2007 and, therefore, there will be no transition period in connection with this change of fiscal year-end. The Company’s 2007 fiscal year will end on December 31, 2007.

Rescission and Reissuance of Tryant Shares

On August 30, 2007, the Company issued 518,856 “restricted” shares of Common Stock to Tryant, LLC (the “Tryant Shares”) in exchange for debt retirement in the amount of $12,971.  Following the issuance of the above shares, Tryant owned 643,856 shares of Common stock of the Company.

As of October 9, 2007, Tryant rescinded 230,645 of the Tryant Shares. The Company reissued the rescinded Tryant Shares to certain individuals in payment of all of the Company’s outstanding payables.

The Company granted “piggyback registration rights” to the holders of the Tryant Shares, and to Tryant with respect to the additional 125,000 shares of the Company’s Common Stock it holds.

American International Dairy Holdings Co., Inc. and Subsidiaries
Footnotes to Consolidated Financial Statements
December 31, 2006 and 2005

15.	Restatement

The Company has restated the December 31, 2006 and 2005 Consolidated Balance Sheet and Consolidated Statements of Operations to properly reflect the number of outstanding shares in the company during those years.

The effects of the restatements for the year ended December 31, 2006 are as follows:

	As Previously
	Reported	As Restated
Consolidated Balance Sheet:
Common stock	$10	$20,417
Additional paid-in capital	$1,019,871	$999,464

Consolidated Statements of Operations:
Basic and Diluted Earnings Per Share	$269.26	$0.13
Basic and Diluted Weighted Average Shares Outstanding	10,000	20,416,658

The effects of the restatements for the year ended December 31, 2005 are as follows:

	As Previously
	Reported	As Restated
Consolidated Balance Sheet:
Common stock	$10	$20,417
Additional paid-in capital	$1,019,871	$999,464

Consolidated Statements of Operations:
Basic and Diluted Earnings Per Share	$72.32	$0.04
Basic and Diluted Weighted Average Shares Outstanding	10,000	20,416,658